SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 9, 2004
MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

United States	333-53250	25-0659306
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of Registrant as specified in its charter)

New York	333-53250-01	51-0015912
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-53250-02	51-6522553
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Item 5.	Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as registrant

By:	/s/ MICHAEL A. BRYSON

Name: Michael A. Bryson
Title: Executive Vice President &
Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant

By: Mellon Bank, N.A., as administrator

By:	/s/ MICHAEL A. BRYSON

Name: Michael A. Bryson
Title: Executive Vice President &
Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as registrant

By: MELLON BANK, N.A., as administrator

By:	/s/ MICHAEL A. BRYSON

Name: Michael A. Bryson
Title: Executive Vice President &
Chief Financial Officer

Dated: January 9, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith